Exhibit 99.2

Supplemental Information
Fourth Quarter 2017

NYSE: CHCT
www.chct.reit

Cautionary Note Regarding Forward-Looking Statements

In addition to the historical information contained within, the matters discussed in this supplemental operating and financial information package may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “believes”, “expects”, “may”, “should”, “seeks”, “approximately”, “intends”, “plans”, “estimates”, “anticipates” or other similar words or expressions, including the negative thereof. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections or other forward-looking information. Such forward-looking statements reflect management’s current beliefs and are based on information currently available to management. Because forward-looking statements relate to future events, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the control of Community Healthcare Trust Incorporated (the "Company"). Thus, the Company’s actual results and financial condition may differ materially from those indicated in such forward-looking statements. Some factors that might cause such a difference include the following: general volatility of the capital markets and the market price of the Company’s common stock, changes in the Company’s business strategy, availability, terms and deployment of capital, the Company’s ability to refinance existing indebtedness at or prior to maturity on favorable terms, or at all, changes in the real estate industry in general, interest rates or the general economy, adverse developments related to the healthcare industry, the degree and nature of the Company’s competition, the ability to consummate acquisitions under contract and the other factors described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and the Company’s other filings with the Securities and Exchange Commission from time to time. Readers are therefore cautioned not to place undue reliance on the forward-looking statements contained herein which speak only as of the date hereof. The Company intends these forward-looking statements to speak only as of the time of this supplemental operating and financial information package and undertakes no obligation to update forward-looking statements, whether as a result of new information, future developments, or otherwise, except as may be required by law.

Community Healthcare Trust / 4Q 2017 Supplemental Information	Page 2

 CORPORATE INFORMATION

Corporate Headquarters

Community Healthcare Trust Incorporated
3326 Aspen Grove Drive, Suite 150
Franklin, Tennessee 37067
Phone: 615.771.3052
E-mail: Investorrelations@chct.reit
Website: www.chct.reit

Board of Directors

Timothy G. Wallace	Alan Gardner	Robert Hensley	Alfred Lumsdaine	R. Lawrence Van Horn
Chairman of the Board, Chief Executive Officer and President	Lead Independent Director	Audit Committee Chair	Compensation Committee Chair	Corporate Governance Committee Chair

Executive Management Team

	Timothy G. Wallace	W. Page Barnes	Leigh Ann Stach
	Chief Executive Officer and President	Executive Vice President, Chief Financial Officer	Vice President, Financial Reporting and Chief Accounting Officer

Covering Analysts

A. Goldfarb - Sandler O'Neill			E. Fleming - SunTrust Robinson Humphrey
S. McGrath - Evercore ISI			R. Stevenson - Janney Capital Markets
B. Maher - B. Riley FBR

Professional Services

Independent Registered Public Accounting Firm			Transfer Agent
BDO USA, LLP			American Stock Transfer & Trust Company, LLC
414 Union Street, Suite 1800			Operations Center
Nashville, Tennessee 37219			6201 15th Avenue
Brooklyn, New York 11219
1.800.937.5449

Community Healthcare Trust / 4Q 2017 Supplemental Information	Page 3

HISTORICAL FFO, NORMALIZED FFO AND AFFO (1)
(Amounts in thousands, except per share data)

	2017				2016
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Net income	$1,552	$579	$466	$913	$1,033	$1,064	$508	$116
Real estate depreciation and amortization	4,978	4,539	4,276	3,921	3,554	3,493	3,330	2,813
Total adjustments	4,978	4,539	4,276	3,921	3,554	3,493	3,330	2,813
Funds from Operations	$6,530	$5,118	$4,742	$4,834	$4,587	$4,557	$3,838	$2,929
Transaction costs (2)	25	11	—	—	200	137	204	288
Normalized Funds From Operations	$6,555	$5,129	$4,742	$4,834	$4,787	$4,694	$4,042	$3,217
Straight line rent	(351)	(417)	(270)	(265)	(201)	(171)	(138)	(95)
Deferred compensation	428	395	338	318	221	192	140	121
AFFO	$6,632	$5,107	$4,810	$4,887	$4,807	$4,715	$4,044	$3,243
Funds from Operations per Common Share-Diluted	$0.37	$0.31	$0.37	$0.38	$0.36	$0.36	$0.32	$0.39
Normalized Funds From Operations Per Common Share-Diluted	$0.37	$0.31	$0.37	$0.38	$0.38	$0.37	$0.34	$0.43
AFFO Per Common Share-Diluted	$0.37	$0.31	$0.38	$0.38	$0.38	$0.37	$0.34	$0.43
Weighted Average Common Shares Outstanding-Diluted	17,769	16,402	12,816	12,819	12,759	12,751	12,065	7,563

(1)
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers funds from operations ("FFO"), normalized FFO and adjusted funds from operations ("AFFO") to be appropriate measures of operating performance of an equity real estate investment trust ("REIT"). In particular, the Company believes that normalized FFO and AFFO are useful because they allows investors, analysts and Company management to compare the Company’s operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events.

The Company uses the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") definition of FFO. FFO and FFO per share are operating performance measures adopted by NAREIT. NAREIT defines FFO as the most commonly accepted and reported measure of a REIT's operating performance equal to "net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures." The Company has included normalized FFO which it has defined as FFO excluding certain expenses related to closing costs of properties acquired accounted for as business combinations and mortgages funded and has included AFFO which it has defined as normalized FFO excluding straight-line rent and deferred compensation and may include other non-cash items from time to time. Normalized FFO and AFFO presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definitions.

FFO, normalized FFO and AFFO should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company’s financial performance or as alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO, normalized FFO and AFFO should be examined in conjunction with net income as presented elsewhere herein.

(2)
Upon the adoption of Accounting Standards Update ("ASU") No, 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business, on January 1, 2017, the Company expects that substantially all of its acquisitions will be accounted for as asset acquisitions. As such, transaction costs related to its acquisitions will be capitalized into the real estate property. The transaction costs of $25,000 above for the three months ended December 31, 2017 relate to costs associated with the acquisition of $8.75 million in promissory notes.

Community Healthcare Trust / 4Q 2017 Supplemental Information	Page 4

BALANCE SHEET INFORMATION
(dollars in thousands, except per share data)

	2017				2016
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
ASSETS
Real estate properties
Land and land improvements	$44,419	$39,810	$37,277	$33,476	$29,884	$24,109	$22,601	$19,317
Buildings, improvements, and lease intangibles	343,955	307,492	281,408	248,922	222,755	182,474	171,407	140,322
Personal property	112	112	109	102	97	97	81	69
Total real estate properties	388,486	347,414	318,794	282,500	252,736	206,680	194,089	159,708
Less accumulated depreciation	(36,136)	(31,153)	(26,610)	(22,328)	(18,404)	(14,846)	(11,350)	(8,018)
Total real estate properties, net	352,350	316,261	292,184	260,172	234,332	191,834	182,739	151,690
Cash and cash equivalents	2,130	17,479	831	2,044	1,568	1,742	10,920	1,571
Mortgage note receivable, net	10,633	10,633	10,518	10,652	10,786	10,875	10,872	23,277
Other assets, net	20,653	10,776	5,722	4,905	4,843	4,153	3,082	2,704
Total assets	$385,766	$355,149	$309,255	$277,773	$251,529	$208,604	$207,613	$179,242

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Debt, net	$93,353	59,284	$117,251	$81,235	$51,000	$5,000	$—	$55,000
Accounts payable and accrued liabilities	4,056	3,226	3,057	2,964	3,541	2,755	2,521	1,299
Other liabilities	4,983	4,743	3,533	3,566	2,981	3,095	3,625	3,349
Total liabilities	102,392	67,253	123,841	87,765	57,522	10,850	6,146	59,648

Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.01 par value; 50,000,000 shares authorized	—	—	—	—	—	—	—	—
Common stock, $0.01 par value; 450,000,000 shares authorized	181	181	131	131	130	130	129	77
Additional paid-in capital	324,303	323,877	214,975	214,640	214,323	214,102	213,912	127,697
Cumulative net income (loss)	4,775	3,223	2,644	2,178	1,265	232	(832)	(1,340)
Accumulated other comprehensive income (loss)	258	(386)	(436)	(152)	—	—	—	—
Cumulative dividends	(46,143)	(38,999)	(31,900)	(26,789)	(21,711)	(16,710)	(11,742)	(6,840)
Total stockholders’ equity	283,374	287,896	185,414	190,008	194,007	197,754	201,467	119,594
Total liabilities and stockholders' equity	$385,766	$355,149	$309,255	$277,773	$251,529	$208,604	$207,613	$179,242

Community Healthcare Trust / 4Q 2017 Supplemental Information	Page 5

STATEMENTS OF OPERATIONS INFORMATION
(Amounts in thousands, except per share data)

	2017				2016
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1

REVENUES
Rental income	$9,103	$8,012	$7,338	$6,618	$5,811	$4,985	$4,530	$3,673
Tenant reimbursements	1,451	1,158	1,334	1,128	1,314	1,188	1,105	957
Mortgage interest	248	255	258	261	267	270	561	536
Other operating	160	19	—	—	—	—	—	—
	10,962	9,444	8,930	8,007	7,392	6,443	6,196	5,166

EXPENSES
Property operating	2,579	2,225	2,140	1,738	1,504	963	1,228	1,049
General and administrative	801	1,069	835	770	856	671	895	806
Depreciation and amortization	4,983	4,544	4,281	3,924	3,558	3,496	3,332	2,815
Bad debts	—	—	—	67	52	73	30	—
	8,363	7,838	7,256	6,499	5,970	5,203	5,485	4,670
OTHER INCOME (EXPENSE)
Interest expense	(1,051)	(1,091)	(1,209)	(597)	(391)	(185)	(222)	(380)
Interest and other income, net	4	64	1	2	2	9	19	—
	(1,047)	(1,027)	(1,208)	(595)	(389)	(176)	(203)	(380)
NET INCOME	$1,552	$579	$466	$913	$1,033	$1,064	$508	$116

NET INCOME PER COMMON SHARE
Net income per common share – Basic	$0.08	$0.02	$0.04	$0.07	$0.08	$0.08	$0.04	$0.02
Net income per common share – Diluted	$0.08	$0.02	$0.04	$0.07	$0.08	$0.08	$0.04	$0.02
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-BASIC	17,574	16,242	12,686	12,686	12,686	12,686	12,038	7,511
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-DILUTED	17,574	16,242	12,816	12,819	12,759	12,751	12,065	7,563
DIVIDENDS DECLARED, PER COMMON SHARE, DURING THE PERIOD	$0.3950	$0.3925	$0.3900	$0.3875	$0.3850	$0.3825	$0.3800	$0.3775

Community Healthcare Trust / 4Q 2017 Supplemental Information	Page 6

PROPERTY LOCATIONS

Over 46% of our property revenues are in MSAs with populations over 1,000,000 and over 86% are in MSAs with populations over 100,000.

Property Name	Property Type	Address	City	State	Area	% of Square Feet	Annualized Revenue (1)	% of Annualized Revenue	Population	MSA/MISA	Rank
							($ 000's)
Chicago Behavioral Hospital	BF	1771 Rand Road	Des Plaines	IL	85,000	4.28%	$1,938.0	5.21%	9,512,999	Chicago-Naperville-Elgin, IL-IN-WI	3
Future Diagnostics Group	SC	254 Republic Avenue	Joliet	IL	8,930	0.45%	$368.3	0.99%	9,512,999	Chicago-Naperville-Elgin, IL-IN-WI	3
Novamed Surgery Center	ASC	6309 West 95th Street	Oak Lawn	IL	30,455	1.53%	$624.5	1.68%	9,512,999	Chicago-Naperville-Elgin, IL-IN-WI	3
Skin MD	PC	16105 South LaGrange Road	Orland Park	IL	13,565	0.68%	$450.3	1.21%	9,512,999	Chicago-Naperville-Arlington Heights, IL	3
Presence	MOB	7380 N. Lincoln Ave.	Lincolnwood	IL	14,863	0.75%	$303.4	0.82%	9,512,999	Chicago-Naperville-Arlington Heights, IL	3
Joliet Oncology-Hematology Associates	PC	668 Cedar Crossing	New Lenox	IL	7,905	0.40%	$323.9	0.87%	9,512,999	Chicago-Naperville-Elgin, IL-IN-WI	3
Presence Regional Cancer Center	SC	2614 Jefferson Street	Joliet	IL	44,888	2.26%	$1,626.7	4.37%	9,512,999	Chicago-Naperville-Elgin, IL-IN-WI	3
Bayside Medical Center	MOB	4001 Preston Avenue	Pasadena	TX	51,316	2.58%	$908.5	2.44%	6,772,470	Houston-The Woodlands-Sugar Land, TX	5
Northwest Surgery Center	ASC	5215 Hollister Street	Houston	TX	11,200	0.56%	$466.4	1.25%	6,772,470	Houston-The Woodlands-Sugar Land, TX	5
Haddon Hill Professional Center	MOB	63 Kresson Road	Cherry Hill	NJ	24,636	1.24%	$431.0	1.16%	6,070,500	Philadelphia-Camden-Wilmington, PA-NJ-OE-MO	7
Continuum Wellness Center	PC	3941 E. Baseline Road	Gilbert	AZ	8,200	0.41%	$33.0	0.09%	4,661,537	Phoenix-Mesa-Scottsdale, AZ	12
Desert Endoscopy Center	ASC	610 E. Baseline Road	Tempe	AZ	13,000	0.65%	$250.0	0.67%	4,661,537	Phoenix-Mesa-Scottsdale, AZ	12
Mountain View Surgery Center	ASC	3131 West Peoria Avenue	Phoenix	AZ	13,835	0.70%	$306.4	0.82%	4,661,537	Phoenix-Mesa-Scottsdale, AZ	12
Associated Surgical Center of Dearborn	ASC	24420 Ford Road	Dearborn Heights	MI	12,400	0.62%	$348.9	0.94%	4,297,617	Detroit-Warren-Dearborn, MI	14
Berry Surgical Center	ASC	28500 Orchard Lake Road	Farmington Hills	MI	27,217	1.37%	$627.1	1.69%	4,297,617	Detroit-Warren-Dearborn, MI	14
Bay Area Physicians Surgery Center	ASC	6043 Winthrop Commerce Avenue	Riverview	FL	18,708	0.94%	$624.8	1.68%	3,032,171	Tampa-St. Petersburg-Clearwater, FL	18
Liberty Dialysis	SC	4352 Trail Boss Drive	Castle Rock	CO	8,450	0.43%	$310.5	0.83%	2,853,077	Denver-Aurora-Lakewood, CO	19
Bassin Center For Plastic Surgery-Orlando	PC	422 Alafaya Trail #32	Orlando	FL	2,420	0.12%	$127.2	0.34%	2,441,257	Orlando-Kissimmee-Sanford, FL	23
Bassin Center For Plastic-Surgery-Villages	PC	8575 NE 138th Lane Suites 103-104	Lady Lake	FL	2,894	0.15%	$152.2	0.41%	2,441,257	Orlando-Kissimmee-Sanford, FL	23
Medical Village at Wintergarden	MOB	1210 E. Plant Street	Winter Garden	FL	21,648	1.09%	$518.0	1.39%	2,441,257	Orlando-Kissimmee-Sanford, FL	23
Assurance Health System	BF	11690 Grooms Road	Cincinnati	OH	14,381	0.72%	$485.7	1.31%	2,165,139	Cincinnati, OH-KY-IN	28
Cavalier Medical & Dialysis Center	MOB	47 & 51 Cavalier Blvd	Florence	KY	36,362	1.83%	$383.9	1.03%	2,165,139	Cincinnati, OH-KY-IN	28
Fresenius Florence Dialysis Center	SC	7205 Dixie Hwy	Florence	KY	18,283	0.92%	$270.9	0.73%	2,165,139	Cincinnati, OH-KY-IN	28
Vascular Access Centers of Southern Nevada	PC	3150 West Charleston	Las Vegas	NV	4,800	0.24%	$224.8	0.60%	2,155,664	Las Vegas-Henderson-Paradise, NV	29
Prairie Star Medical Facility I	PC	6815 Hilltop Road	Shawnee	KS	24,557	1.24%	$460.4	1.24%	2,104,509	Kansas City, MO-KS	30
Prairie Star Medical Facility II	MOB	6850 Hilltop Road	Shawnee	KS	24,840	1.25%	$453.2	1.22%	2,104,509	Kansas City, MO-KS	30
Brook Park Medical Building	MOB	15900 Snow Road	Brook Park	OH	18,444	0.93%	$353.4	0.95%	2,055,612	Cleveland-Elyria, OH	32
Rockside Medical Center	MOB	6701 Rockside Road	Independence	OH	53,921	2.72%	$1,334.2	3.59%	2,055,612	Cleveland-Elyria, OH	32
Court Street Surgery Center	ASC	125 South Court Street	Circleville	OH	7,787	0.39%	$7.8	0.02%	2,041,520	Columbus, OH	33
Assurance Health, LLC	BF	2725 Enterprise Drive	Anderson	IN	10,200	0.51%	$326.1	0.88%	2,004,230	Indianapolis-Carmel-Anderson, IN	34
Assurance Health System	BF	900 N High School Road	Indianapolis	IN	13,722	0.69%	$443.1	1.19%	2,004,230	Indianapolis-Carmel-Anderson, IN	34
			(CONTINUED)

Community Healthcare Trust / 4Q 2017 Supplemental Information	Page 7

Property Name	Property Type	Address	City	State	Area	% of Square Feet	Annualized Revenue (1)	% of Annualized Revenue	Population	MSA/MISA	Rank
							($ 000's)
Kindred Hospital Indianapolis North	LTAC	Suite 2000 Box 82064, One American Square	Indianapolis	IN	37,270	1.88%	$1,351.4	3.63%	2,004,230	Indianapolis-Carmel-Anderson, IN	34
Virgina Orthopaedic & Spine Specialists	PC	3300 High Street	Portsmouth	VA	8,445	0.43%	$168.9	0.45%	1,726,907	Virginia Beach-Norfolk-Newport News, VA-NC	37
Memphis Spine and Rehab Center	PC	11221 Latting Road	Eads	TN	11,669	0.59%	$—	—%	1,342,842	Memphis, TN-MS-AR	42
Sterling Medical Center	MOB	200 Sterling Drive	Orchard Park	NY	28,702	1.45%	$459.1	1.23%	1,132,804	Buffalo-Cheektowaga-Niagara Falls, NY	50
Los Alamos Professional Plaza	MOB	427 E. Duranta Avenue	Alamo	TX	41,797	2.10%	$512.7	1.38%	849,843	McAllen-Edinburg-Mission, TX	66
Columbia Gastroenterology Surgery Center	ASC	2739 Laurel Street	Columbia	SC	16,969	0.85%	$325.5	0.87%	817,488	Columbia, SC	71
UH Walden Health Center	PC	1119 Aurora Hudson Road	Aurora	OH	11,000	0.55%	$305.2	0.82%	702,221	Akron, OH	80
Parkway Professional Plaza	MOB	4725 US Hwy 98 S	Lakeland	FL	40,000	2.01%	$673.0	1.81%	666,149	Lakeland-Winter Haven, FL	82
UW Health Clinic- Portage	PC	2977 County Highway CX	Portage	WI	14,000	0.70%	$301.9	0.81%	648,929	Madison, WI	86
Cypress Medical Center	MOB	9300 E. 29th Street North	Wichita	KS	43,945	2.21%	$778.3	2.09%	644,672	Wichita, KS	87
Family Medicine East	PC	1709 S. Rock Road	Wichita	KS	16,581	0.83%	$410.8	1.10%	644,672	Wichita, KS	87
Grene Vision Center	PC	655 N. Woodlawn Blvd	Wichita	KS	11,891	0.60%	$281.5	0.76%	644,672	Wichita, KS	87
Daytona Medical Office	MOB	1620 Mason Avenue	Daytona Beach	FL	19,156	0.96%	$145.5	0.39%	637,674	Deltona-Daytona Beach-Ormond Beach, FL	88
Medical Village at Debary	MOB	110 Pond Court	Debary	FL	24,000	1.21%	$207.2	0.56%	637,674	Deltona-Daytona Beach-Ormond Beach, FL	88
Perrysburg Medical Arts Building	MOB	1103 Village Square Drive	Perrysburg	OH	24,134	1.22%	$381.8	1.03%	605,221	Toledo, OH	91
St. Vincent Mercy Medical Center, Inc.	MOB	3930 Sunforest Court	Toledo	OH	23,368	1.18%	$301.4	0.81%	605,221	Toledo, OH	91
Bassin Center For Plastic Surgery-Melbourne	PC	1705 Berglund Lane	Viera	FL	5,228	0.26%	$274.9	0.74%	579,130	Palm Bay-Melbourne-Titusville, FL	95
Eynon Surgery Center	ASC	681 Scranton Carbondale Hwy	Eynon	PA	6,500	0.33%	$159.6	0.43%	555,225	Scranton--Wilkes-Barre--Hazleton, PA	99
Grandview Plaza	PC	802 New Holland Avenue	Lancaster	PA	20,000	1.01%	$282.5	0.76%	538,500	Lancaster, PA	103
AMG Specialty Hospital - Lafayette (1)	LTAC	310 Youngville Highway	Lafayette	LA	29,890	1.51%	$—	2.71%	491,528	Lafayette, LA	108
Treasure Coast Medical Pavilion	MOB	3498 NW Federal Hwy #C	Jensen Beach	FL	56,457	2.84%	$655.7	1.76%	465,208	Port St. Lucie, FL	111
Affinity Health Center	MOB	4455 Dressler Road NW	Canton	OH	47,366	2.39%	$701.3	1.88%	401,281	Canton-Massillon, OH	134
Bristol Pediatric Associates	MOB	320 Steeles Road	Bristol	TN	10,975	0.55%	$224.8	0.60%	306,334	Kingsport-Bristol-Bristol, TN-VA	162
Wellmont Bristol Urgent Care	SC	1220 Volunteer Parkway	Bristol	TN	4,548	0.23%	$65.9	0.18%	306,334	Kingsport-Bristol-Bristol, TN-VA	162
Londonderry Centre	MOB	7030 New Sanger Avenue	Waco	TX	19,495	0.98%	$373.3	1.00%	265,207	Waco, TX	181
Meridian Behavioral Health Systems	BF	300 56th SW	Charleston	WV	135,137	6.80%	$2,437.5	6.55%	217,916	Charleston, WV	200
Gulf Coast Cancer Centers- Gulf Shores	SC	253 Professional Lane	Gulf Shores	AL	6,398	0.32%	$202.6	0.54%	208,563	Daphne-Fairhope-Foley, AL	213
Gulf Coast Cancer Centers-Foley	SC	1703 North Bunner Street	Foley	AL	6,146	0.31%	$194.6	0.52%	208,563	Daphne-Fairhope-Foley, AL	213
Fresenius Ft. Valley	SC	135 Avera Drive	Fort Valley	GA	4,920	0.25%	$120.3	0.32%	190,028	Warner Robins, GA	227
Monroe Surgical Hosptial	ASC	2408 Broadmoor Blvd	Monroe	LA	58,121	2.93%	$2,070.0	5.56%	179,470	Monroe, LA	235
ImmunoTek Bio Center	SC	505 East Webb Avenue	Burlington	NC	12,870	0.65%	$272.1	0.73%	159.688	Burlington, NC	261
Provena Medical Center	MOB	600-680 N. Convent Street	Bourbonnais	IL	54,000	2.72%	$886.7	2.38%	110.008	Kankakee, IL	357
Fresenius Gallipolis Dialysis Center	SC	137 Pine Street	Gallipolis	OH	15,110	0.76%	$134.8	0.36%	56.84	Point Pleasant, WV-OH	546
Davita Etowah Dialysis Center	SC	109 Grady Road	Etowah	TN	4,720	0.24%	$67.4	0.18%	52.85	Athens, TN	573
Fresenius Dialysis Center	SC	1321 W. 2nd Avenue	Corsicana	TX	17,699	0.89%	$132.0	0.35%	48.523	Corsicana, TX	605
			(CONTINUED)

Community Healthcare Trust / 4Q 2017 Supplemental Information	Page 8

Property Name	Property Type	Address	City	State	Area	% of Square Feet	Annualized Revenue (1)	% of Annualized Revenue	Population	MSA/MISA	Rank
							($ 000's)
Arkansas Valley Surgery Center	ASC	933 Sell Avenue	Canon City	CO	10,165	0.51%	$262.1	0.70%	47.446	Cañon City, CO	616
Ottumwa Medical Clinic	MOB	1005 Pennsylvania Avenue	Ottumwa	IA	69,739	3.51%	$1,339.9	3.60%	43,842	Ottumwa, IA	657
Davita Dialysis	SC	330 Lola Lane	Pahrump	NV	12,545	0.63%	$411.0	1.10%	43,423	Pahrump, NV	659
Tri Lakes Behavioral	BF	155 Keating Road	Batesville	MS	58,400	2.94%	$495.7	1.33%	City: 7,391; County: 34,164	RURAL - NO CBSA	N/A
Amory Regional Medical Center	MOB	1107 Earl Frye Blvd	Amory	MS	17,629	0.89%	$82.5	0.22%	City: 7,067; County: 35,873	RURAL - NO CBSA	N/A
Amory Regional Medical Center	MOB	1111 Earl Frye Blvd	Amory	MS	27,743	1.40%	$129.8	0.35%	City: 7,067; County: 35,873	RURAL - NO CBSA	N/A
Amory Regional Medical Center	MOB	1127 Earl Frye Blvd	Amory	MS	18,074	0.91%	$84.5	0.23%	City: 7,067; County: 35,873	RURAL - NO CBSA	N/A
Amory Regional Medical Center	MOB	404 Gilmore Drive	Amory	MS	9,890	0.50%	$46.3	0.12%	City: 7,067; County: 35,873	RURAL - NO CBSA	N/A
Amory Regional Medical Center	MOB	305 Highway 45N	Aberdeen	MS	3,378	0.17%	$15.8	0.04%	City: 5,391; County: 35,873	RURAL - NO CBSA	N/A
Batesville Regional Medical Center	MOB	205 Medical Center Dr	Batesville	MS	9,263	0.47%	$43.3	0.12%	City: 7,391; County: 34,164	RURAL - NO CBSA	N/A
Dahlonega Medical Mall	MOB	134 Ansley Drive	Dahlonega	GA	20,981	1.06%	$201.2	0.54%	City: 6,437; County: 31,445	RURAL - NO CBSA	N/A
Gulf Coast Cancer Centers-Brewton	SC	1207 Azalea Place	Brewton	AL	3,971	0.20%	$125.8	0.34%	City: 5,432; County: 37,728	RURAL - NO CBSA	N/A
Haleyville Physicians Professional Building	MOB	42030 Hwy 195 East	Haleyville	AL	29,515	1.49%	$142.0	0.38%	City: 4,074; County: 23,805	RURAL - NO CBSA	N/A
Rettig Family Healthcare	PC	204 W Trinity Street	Groesbeck	TX	12,000	0.60%	$180.0	0.48%	City: 4,321; County: 23,468	RURAL - NO CBSA	N/A
Russellville Medical Plaza	MOB	15155 Hwy 43 NE	Russellville	AL	29,129	1.47%	$140.1	0.38%	City: 9,815; County: 31,628	RURAL - NO CBSA	N/A
Sanderling Dialysis Center	SC	102 Crestview Drive	Holdenville	OK	5,217	0.26%	$237.5	0.64%	City: 5,680; County: 13,566	RURAL - NO CBSA	N/A
Wellmont Assoicates Complex	MOB	338 Cueburn Avenue	Norton	VA	37,000	1.86%	$473.7	1.27%	City: 3,864; County: 39,228	RURAL - NO CBSA	N/A
Wellmont Lebanon Urgent Care	SC	344 Overlook Drive	Lebanon	VA	8,369	0.42%	$97.7	0.26%	City: 3,285; County: 27370	RURAL - NO CBSA	N/A
Wellmont Norton Urgent Care	SC	1014 Park Avenue	Norton	VA	5,000	0.25%	$57.5	0.15%	City: 3,864; County: 39,228	RURAL - NO CBSA	N/A
Winfield Medical Office Buildings	PC	191 Carraway Dr	Winfield	AL	60,592	3.05%	$291.5	0.78%	City: 4,531; County: 29,998	RURAL - NO CBSA	N/A

(1) Annualized revenue for leases was calculated by multiplying base rent for the month of December 2017 by 12 and for the mortgage was calculated based on the principal outstanding at December 31, 2017 in accordance with the mortgage note.

(2) Mortgage investment.

Community Healthcare Trust / 4Q 2017 Supplemental Information	Page 9

INVESTMENT ACTIVITY
(dollars in thousands)

2017 INVESTMENT ACTIVITY

Location	Property Type	Acquisition/ Closing Date	Purchase Price	Square Feet	Aggregate Leased % at Acquisition
Property Acquisitions:
Perrysburg, OH	MOB	2/1/2017	$3,969	27,672	100.0%
Cherry Hill, NJ	MOB	2/2/2017	3,900	24,636	88.2%
Las Vegas, NV	PC	3/30/2017	1,973	4,800	100.0%
Pahrump, NV	SC	3/30/2017	4,635	12,545	100.0%
Cincinnati, OH	BF	3/31/2017	4,625	14,381	100.0%
Bristol, TN	SC	3/31/2017	675	4,548	100.0%
Lebanon, VA	SC	3/31/2017	860	8,369	100.0%
Norton, VA	SC	3/31/2017	589	5,000	100.0%
Norton, VA	MOB	3/31/2017	4,991	32,351	87.4%
Bristol, TN	MOB	3/31/2017	2,301	10,975	100.0%
Amory, MS	MOB	5/1/2017	835	17,629	100.0%
Amory, MS	MOB	5/1/2017	1,315	27,743	100.0%
Amory, MS	MOB	5/1/2017	857	18,074	100.0%
Amory, MS	MOB	5/1/2017	469	9,890	100.0%
Aberdeen, MS	MOB	5/1/2017	160	3,378	100.0%
Batesville, MS	MOB	5/1/2017	439	9,263	100.0%
Canton, OH	MOB	5/11/2017	5,000	47,366	100.0%
Orland Park, IL	MOB	6/14/2017	5,000	13,565	100.0%
Indianapolis, IN	SCH	6/23/2017	14,900	37,270	100.0%
Riverview, FL	MOB	6/28/2017	7,200	18,708	100.0%
Lincolnwood, IL	MOB	9/21/2017	3,315	14,863	100.0%
Charleston, WV	BF	9/27/2017	25,000	132,430	100.0%
New Lennox, IL	PC	10/20/2017	3,900	7,905	100.0%
Joliet, IL	OC	10/20/2017	17,000	44,888	100.0%
Batesville, MS	BF	11/1/2017	5,022	58,400	100.0%
Indianapolis, IN	BF	11/10/2017	4,220	13,722	100.0%
Joliet, IL	SC	12/4/2017	4,488	8,876	100.0%
Daytona, FL	MOB	12/28/2017	5,550	19,156	100.0%

Total / Weighted Average			$133,188	648,403	98.9%

In addition, we funded a $5.0 million mezzanine loan to the tenant of one of the properties acquired and purchased $11.45 million face value of certain promissory notes, secured by accounts receivable of our bankrupt borrower, for $8.75 million from a syndicate of banks, a $2.7 million discount to face value.

Community Healthcare Trust / 4Q 2017 Supplemental Information	Page 10

LEASING INFORMATION

LEASE EXPIRATION SCHEDULE (1)

		Total Leased Square Footage		Annualized Lease Revenue
Year	Number of Leases Expiring	Amount	Percent (%)	Amount ($) (in thousands)	Percent (%)
2018	31	154,789	8.7%	3,317	9.1%
2019	32	166,710	9.3%	3,916	10.7%
2020	39	199,984	11.2%	3,720	10.2%
2021	17	152,224	8.5%	3,061	8.4%
2022	29	180,610	10.1%	3,845	10.5%
2023	13	74,004	4.2%	1,569	4.3%
2024	5	37,433	2.1%	1,139	3.1%
2025	4	64,493	3.6%	2,144	5.8%
2026	4	98,911	5.6%	2,343	6.4%
Thereafter	29	651,562	36.5%	11,501	31.4%
Month-to-Month	4	3,740	0.2%	39	0.1%
Totals	207	1,784,460	100.0%	$36,593	100.0%

(1) Total portfolio was approximately 91.7% leased in the aggregate at December 31, 2017 with lease expirations ranging from 2018 through 2033.

Community Healthcare Trust / 4Q 2017 Supplemental Information	Page 11

PROPERTY DIVERSIFICATION

Property Type (1)	Number of Properties	Annualized Revenue (1) ($ in thousands)	Annualized Revenue (%)
Medical Office Building (MOB)	32	$13,827	36.3%
Surgical Centers and Hospitals (SCH)	13	7,470	19.6%
Behavioral Facilities (BF)	6	6,726	17.7%
Specialty Centers (SC)	17	4,696	12.3%
Physician Clinics (PC)	17	4,385	11.5%
Long-term Acute Care Center (LTAC) (2)	1	988	2.6%
Total	86	$38,092	100.0%
______________________
(1) Annualized revenue for leases was calculated by multiplying base rent for the month of December 2017 by 12 and for the mortgage was calculated based on the principal outstanding at December 31, 2017 in accordance with the mortgage note.

(2) Mortgage investment.

Community Healthcare Trust / 4Q 2017 Supplemental Information	Page 12

PROPERTY DIVERSIFICATION
(continued)

State	Number of Properties	Annualized Revenue (1) ($ in thousands)	Annualized Revenue (%)
Illinois	8	$6,522	17.1%
Ohio	9	4,006	10.5%
Florida	9	3,382	8.9%
Louisiana (2)	2	3,103	8.1%
West Virginia	1	3,038	8.0%
Texas	6	2,573	6.8%
Kansas	5	2,390	6.3%
Indiana	3	2,121	5.6%
Iowa	1	1,340	3.5%
Other (Less than 3%)	42	9,617	25.2%
Total	86	$38,092	100.0%
_________________
(1) Annualized revenue for leases was calculated by multiplying base rent for the month of December 2017 by 12 and for the mortgage was calculated based on the principal outstanding at December 31, 2017 in accordance with the mortgage note.

(2) Includes one mortgage investment.

Community Healthcare Trust / 4Q 2017 Supplemental Information	Page 13

PROPERTY DIVERSIFICATION
(continued)

Tenant	Annualized Revenue (1) ($ in thousands)	Annualized Revenue (%)
Meridian Behavioral Health System	$3,038	8.0%
Presence Health	2,405	6.3%
Vantage Health Plan, Inc. (Monroe Surgical)	2,115	5.6%
2014 Health, LLC (Chicago Behavioral)	1,938	5.1%
Assurance Health	1,615	4.2%
Curae Health	1,484	3.9%
KND Development 67, LLC (Kindred)	1,352	3.6%
St. Vincent Medical Group	1,158	3.0%
Others (Less than 3%)	22,987	60.3%
Total	$38,092	100.0%

(1) Annualized revenue for leases was calculated by multiplying base rent for the month of December 2017 by 12 and for the mortgage was calculated based on the principal outstanding at December 31, 2017 in accordance with the mortgage note.

Community Healthcare Trust / 4Q 2017 Supplemental Information	Page 14